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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2003

                                  EPIMMUNE INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



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    0-19591                                            33-0245076
(Commission File No.)                        (IRS Employer Identification No.)
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                             5820 NANCY RIDGE DRIVE
                           SAN DIEGO, CALIFORNIA 92122
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (858) 860-2500
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ITEM 9.  REGULATION FD DISCLOSURE.

         On May 9, 2003, we disclosed unaudited financial information for the first quarter of 2003 in the press release attached hereto as Exhibit 99.1. This Form 8-K (including the attached Exhibit 99.1) is being furnished to report information pursuant to Item 12 of Form 8-K. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Epimmune Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPIMMUNE INC.

Dated:  May 9, 2003               By:  /s/ Robert DeVaere
                                       -----------------------------------------
                                       Robert DeVaere
                                       Vice President, Finance and Chief
                                       Financial Officer
                                       (Principal Accounting Officer and
                                       Officer duly authorized to sign
                                       this report on behalf of the Registrant)
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                                INDEX TO EXHIBITS

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              99.1             Press Release dated May 9, 2003.
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